FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007

United States Cellular Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 23, 2007, United States Cellular Corporation (“U.S. Cellular”) issued a news release announcing its results of operations for the year ended December 31, 2006 and certain other information.  A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 of Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under Item 8.01 — Other Matters below are incorporated by reference herein.

Item 8.01. Other Matters.

On April 23, 2007, U.S. Cellular filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2006.

As previously disclosed, as a result of a restatement announced on November 6, 2006, U.S. Cellular was delayed in the filing with the SEC of its quarterly report on Form 10-Q (“Form 10-Q”) for the period ended September 30, 2006 and its Form 10-K for the year ended December 31, 2006.  The Form 10-Q for the period ended September 30, 2006 was filed on February 23, 2007 and the Form 10-K for the year ended December 31, 2006 was filed with the SEC on April 23, 2007.  Accordingly, U.S. Cellular is current in its SEC filings at this time.  However, the delay in the Form 10-K for the year ended December 31, 2006 is expected to result in a delay in the filing by U.S. Cellular of its  Form 10-Q for the period ended March 31, 2007.  This Form 10-Q is due May 10, 2007 but can be extended to May 15, 2007 by filing a Form 12b-25 with the SEC on or prior to May 11, 2007.  Although U.S. Cellular intends to file a Form 12b-25 on or prior to May 11, 2007, U.S. Cellular does not expect to file its Form 10-Q for the period ended March 31, 2007 by the extended due date of May 15, 2007.

The delay in the filing of the Form 10-K for the year ended December 31, 2006 resulted in defaults under the revolving credit agreement between U.S. Cellular and certain lenders and under certain forward contracts between a U.S. Cellular subsidiary and a counterparty.   U.S. Cellular received waivers of such defaults, provided that such Form 10-K was filed by the earlier of (a) 60 days after the filing of the Form 10-Q for the period ended September 30, 2006 or (b) May 14, 2007.  As a result of the filing of its Form 10-Q for the period ended September 30, 2006 on February 23, 2007, U.S. Cellular’s Form 10-K for the year ended December 31, 2006 was required to be filed by April 24, 2007.  Because this Form 10-K was filed on April 23, 2007, the condition in such waiver was satisfied and there are no defaults at this time.  Although the delay in the filing of the Form 10-Q for the period ended March 31, 2007 will result in a default under the terms of the revolving credit agreement and forward contracts, U.S. Cellular previously received waivers from the lenders and the counterparty under such agreements, provided that U.S. Cellular files its such Form 10-Q by the later of (a) May 15, 2007 or (b) the earlier of (i) 45 days after the filing of the Form 10-K for the year ended December 31, 2006 or (ii) June 28, 2007.  As a result of the filing of its Form 10-K for the year ended December 31, 2006 on April 23, 2007, U.S. Cellular’s Form 10-Q for the period ended March 31, 2007 is required to be filed by June 7, 2007 pursuant to such waivers.   U.S. Cellular expects to file such Form 10-Q on or prior to such date.  U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such revolving credit agreements or forward contracts.

In addition, the delay in the filing of the Form 10-K for the year ended December 31, 2006 resulted in non-compliance under U.S. Cellular’s debt indenture. Such non-compliance did not result in an event of default and was eliminated upon the filing of such Form 10-K on April 23, 2007.  However, the delay in the filing of the Form 10-Q for the period ended March 31, 2007 will result in non-compliance under the indenture at such time.  Such non-compliance will not result in an event of default unless and until written notice thereof is delivered by the trustee or sufficient holders of debt and, in any event, such event of default would be cured if U.S. Cellular files such Form 10-Q within 90 days after any such notice.  As a result, U.S. Cellular believes that it will be able to file its Form 10-Q in sufficient time to avoid any event of default maturing into a default under the indenture. U.S. Cellular has not failed to make and does not expect to fail to make any scheduled payment of principal or interest under such indentures.

As previously disclosed, on March 19, 2007, U.S. Cellular received a notice from the staff of the American Stock Exchange (“AMEX”) indicating that U.S. Cellular was not in compliance with AMEX listing requirements as a result of the failure by U.S. Cellular to file its Form 10-K for the year ended December 31, 2006 on a timely basis.  Pursuant to such letter, on March 23, 2007, U.S. Cellular submitted a plan to the AMEX to bring it into compliance with AMEX listing requirements by no later than May 18, 2007, which plan was approved by the AMEX on April 2, 2007.  As a result of the filing of its Form 10-K for the year ended December 31, 2006, U.S. Cellular is currently in compliance with AMEX listing standards.  However, as discussed above, U.S. Cellular also expects to be delayed in the filing of its Form 10-Q for the period ended March 31, 2007, which will result in non-compliance under AMEX listing requirements when such Form 10-Q is not filed by May 15, 2007.  U.S. Cellular will request an extension from the AMEX relating to the delayed filing of its Form 10-Q for the period ended March 31, 2007 at such time.  U.S. Cellular expects to restore compliance with AMEX listing requirements when it files its Form 10-Q for the period ended March 31, 2007.

Also, U.S. Cellular debt is listed on the New York Stock Exchange (“NYSE”).  As a result of the delay in the filing of Form 10-K for the year ended December 31, 2006, U.S. Cellular received a notice from the NYSE indicating that U.S. Cellular will be identified as a late filer with respect to such debt until it is current in its SEC filings.  As a result of the filing of its Form 10-K for the year ended December 31, 2006, U.S. Cellular is currently in compliance with NYSE listing standards.  However, as discussed above, U.S. Cellular also expects to be delayed in the filing of its Form 10-Q for the period ended March 31, 2007, which will result in non-compliance under NYSE listing requirements when such Form 10-Q is not filed by May 15, 2007.  U.S. Cellular expects to restore compliance with NYSE listing requirements when it files its Form 10-Q for the period ended March 31, 2007.

On April 23, 2007, U.S. Cellular issued a news release disclosing certain information relating to the foregoing.  A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

Attached as Exhibit 99.2 is a safe harbor cautionary statement under the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation

(Registrant)

Date:  April 23, 2007

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President — Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit
No.	Description

99.1	Earnings Press Release dated April 23, 2007

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement